SCHEDULE 14A
                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

                   Proxy Statement Pursuant to Section 14(a)
                    of the Securities Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                       The United Kingdom Fund Inc.
             ------------------------------------------------
             (Name of Registrant as Specified in its Charter)


             ------------------------------------------------
 (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[x] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:


    (2) Aggregate number of securities to which transaction applies:


    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

[ ] Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:


(The United Kingdom Fund Inc.  245 Park Avenue, New York, New York, 10167
(212) 272-2000)


                             AN IMPORTANT REMINDER
===============================================================================

Dear Stockholder:

          You should have previously received proxy material in connection with the upcoming Annual Meeting of Stockholders of The United Kingdom Fund Inc. (the "Fund") to be held on September 15, 1998.

          According to our latest records, your proxy for this meeting has not been returned. Regardless of the number of shares you may own, it is very important that they be represented at this meeting.

         We urge you to sign, date and mail the enclosed proxy card promptly.

         We have also enclosed for your information a copy of Anthony M. Solomon's August 26(th), 1998 letter to stockholders of the Fund.

PLEASE CALL 1-800-GO-FEDEX AND FEDERAL EXPRESS WILL COME AND PICK UP YOUR PROXY CARD.

If you have any questions, please call our proxy solicitor, Corporate Investor Communications, Inc., toll free at
1-800-346-7885.


                    IF YOU HAVE RECENTLY MAILED YOUR PROXY,
             PLEASE ACCEPT OUR THANKS AND DISREGARD THIS REQUEST.